Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”), made as of February 26, 2021 (the “Effective Date”), by and among Veniamin Minkov (Republic of Bulgaria Identity Card No. 64779xxxx) (the “Seller”), and Low Wai Koon (Malaysia Identity Card No. 701108-10-xxxx), (“the “Buyer”). Seller and Buyer, individually are referred to herein as a “Party,” and collectively as the “Parties”.

WI T N E S S E T H:

WHEREAS, UNEX Holdings Inc., a Nevada corporation (the “Company”) has authorized 75,000,000 shares of common stock, par value $0.001 per share, of which 2,970,000 shares of common stock are issued and outstanding as of the date hereof, of which the Seller controls 2,000,000 restricted shares of common stock.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein, and subject to the terms and conditions hereof, the Parties hereby agree as follows:

1. Sale and Purchase of Control Shares. Seller hereby agrees to sell 2,000,000 restricted shares of the Company’s common stock (the “Control Shares”) for an aggregate purchase price of Three Hundred Forty Thousand U.S. dollars (US$340,000), which includes the payment of a consulting fee in the amount of US$20,000 to AC Capital Inc. and Sinogoal Limited (the “Purchase Price”).

2. Closing. On or before February 26, 2021 (the “Closing” or the “Closing Date”):

a. Buyer and Seller shall exchange fully executed copies of the Agreement.

b. Seller shall deliver the certificate(s) evidencing the Control Shares together with valid signed stock power, medallion guaranteed or other form of signature guarantee that shall be acceptable to the Company’s transfer agent, together with all documents necessary to effectuate the transfer of the Control Shares to Loeb & Loeb LLP in preparation of the share transfer to be completed by Action Stock Transfer Corp. upon Closing.

c. Upon receiving the Joint Written Notice as set forth in the escrow agreement dated 31 January, 2021 (the “Escrow Agreement”), the Escrow Agent shall, without interest, release the escrow money in accordance with the Escrow Agreement.

d. A representative appointed by the Buyer shall be solely responsible for the distribution of the certificates representing the Control Shares and corresponding stock powers to the Buyer.

e. A representative appointed by the Seller shall be solely responsible for (i) the distribution of the Purchase Price to the Seller, and (iii) for the distribution of any such fees associated with the Closing, including any and all amounts owed to consultants, and any and all amounts owing by the Company which shall be paid by the Seller’s representative to make the liabilities of the Company NIL at Closing.

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3. Conditions to Closing by the Buyer. The obligations of the Buyer to consummate the acquisition of the Control Shares are subject to the satisfaction of the following conditions:

a. Seller shall deliver to Loeb & Loeb LLP in preparation of the share transfer to be completed by Action Stock Transfer Corp. upon Closing, the Control Shares with valid signed stock power, medallion guaranteed or other form of signature guarantee that shall be acceptable to the Company’s transfer agent, together with all documents necessary to effectuate the transfer of the Control Shares, including, but not limited, to a Board Resolution demonstrating signature authority if the shares are in the name of a legal entity.

b. The Seller shall acknowledge that the Control Shares being transferred by the Seller are validly, issued fully paid and are non-assessable.

c. At the time of Closing, the Board of Directors shall consist of one current director (the “Existing Director”) and one director appointed by the Buyer (the “New Director”), and all officers of the Company shall resign and the new Board of Directors shall appoint new officers designated by the Buyer. Upon compliance by the Company with the information statement delivery requirements pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, if applicable, the Existing Director shall resign and the vacancy created thereby shall be filled by directors designated by the New Director and the Buyer.

d. Counsel for the Buyer shall have completed a review of the Company’s book, records and filings and shall be satisfied with the results thereof.

e. At the Closing, the Company shall be current with all of its filings under the Securities Exchange Act of 1934, as amended, none of which filings shall contain a material misstatement or omission, and be compliant in all material respects with Sarbanes-Oxley and the rules and regulations promulgated pursuant thereto. At the Closing, the Company shall have made such filings as shall be required by applicable securities and other laws.

f. No material adverse changes shall have occurred in the business, properties and assets of the Company, other than changes occurring in the ordinary course of business.

g. The Company shall have no debts, no guarantees, no assets (contingent or otherwise) and no securities convertible into, or exchangeable or exercisable for, its securities immediately prior to the Closing.

h. The Company shall have no “strikes” with FINRA (e.g., no late 10-K or 10-Q filings).

i. At the Closing, the Company’s common stock shall be DTC eligible.

j. There shall be outstanding no options, warrants, or other securities exercisable or exchangeable for, or convertible into, shares of the Company’s common stock or any other security of the Company.

k. The Buyer shall have received from the Company all information necessary, in the sole discretion of the Buyer, to trace the title of the shares of the Company common stock from original issuance through the date of the Closing as well as the exemptions, if any, relied upon in connection therewith, and shall be satisfied therewith. Such information shall include, without limitation, all subscriptions, securities purchase agreements, cancelled checks relating thereto, and bank statements and deposit receipts of the Company unmarked and marked to indicate the dates upon which the subscription proceeds of each current or former stockholder were deposited with such bank. The officers and directors of the Company and accountants and/or auditors of the Company immediately prior to Closing shall upon request provide to Buyer and the designees thereof written confirmation of the accuracy and completeness of such information and any customary thereof prepared by or on behalf of any stockholder.

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l. The transactions contemplated by this Agreement shall have been approved by all required corporate actions of the parties.

m. The parties intend to satisfy the terms of this Agreement in such a manner as to minimize the tax effect on the parties and agree to consider reasonable changes to the structure of the transaction in order to minimize taxes to be incurred by the parties.

n. The Seller shall cause each of the officers and directors of the Company to do all such further acts as shall be required to permit the Company to file any required documents (including 10-Ks, 10-Qs, 8-Ks, federal and state tax returns, or otherwise) to be filed at or following the Closing of the transactions contemplated hereby which reflect the business and operations of the Company prior to the Closing, and shall execute and deliver all certifications, if any, required to be filed by the Company with respect to financial statements of the Company reflecting in whole or in part the business and operations of the Company prior to such Closing.

o. At the Closing, the Seller shall deliver to the Buyer the CCC and CIK codes, related passwords and any other codes or passwords necessary of for the proper operations of the Company at it is now operated.

p. At the Closing the Seller shall deliver to the Buyer all the corporate books and records, including but not limited to the following:

1. All secretarial records

2. All business invoices

3. All bank statements

4. All tax returns

5. All accounting records

6. All bookkeeping software and/or data files which describe the business activities of the Company

q. The Seller shall cause the Company to terminate all existing contracts without liability and shall provide to the Buyer with written documentation that such contracts have been cancelled.

r. The Seller shall provide the Buyer with written evidence that all liabilities of the Company have been paid-off and settled reducing the Company’s liabilities to NIL at Closing.

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4. Representations and Warranties of Seller. The Seller hereby represents and warrants to the Buyer, that the statements in the following paragraphs of this Section 4 are all true and complete as of the Effective Date and the Closing Date:

a. Full Power and Authority. The Seller represent that it has full power and authority to sell, transfer and deliver the Control Shares which are owned by or under the legal control of the Seller in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

b. Fully Paid and Non-Assessable. The Seller warrants that the Control Shares being transferred by the Seller have been validly issued, are fully paid, and are non-assessable.

c. Options, Warrants and Other Rights and Agreements Affecting Company Stock. The Seller warrants that the Company has no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities as defined in the Federal Securities Act of 1933 (“Securities”) or any commitments, agreements, arrangements or understandings of any kind or nature obligating Company, in any such case, to issue shares of Company common stock or other Securities or securities convertible into or evidencing the right to purchase shares of Company capital stock or other Securities. Neither the Seller nor the Company is a party of any agreement, understanding, arrangement or commitment, or bound by any Articles or By-Law provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of Company’s Stock or other Securities.

d. Conduct of Business in Compliance With Regulatory and Contractual Requirements. The Seller warrants that the Company is not currently conducting any business that is not in compliance with all laws and nor is Company in (i) violation of any laws of any governmental entities, or (ii) violation of any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

e. Legal Proceedings. The Seller warrants that there is not and Seller is not aware of any action, suit, proceeding, claim, arbitration, or investigation by any governmental entity or other person (i) to which Company is or may be a party relating to the activities of the Company prior to the Closing Date, (ii) threatened against or relating to Company or any of Company’s assets or businesses, (iii) challenging Company’s right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement, or (iv) asserting any rights with respect to any of the Control Shares, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

f. Closing Date Assets and Liabilities. The Seller warrants that at Closing the Company will have no assets and no debt of any kind including no outstanding tax liabilities and that all existing contracts entered into by the Company shall be cancelled without liability.

g. Leases and Other Agreements. The Seller warrants that at Closing the Company will have no outstanding leases, nor will it be subject to any other Agreement.

h. Employment Contracts. The Seller warrants that at Closing the Company will have no outstanding employment obligation of any kind.

i. Employees. The Seller warrants that at Closing, the Company shall have no obligations whatsoever, for any compensation or other amounts payable to any employee, director, consultant or independent contractor of Company, including, but not limited to bonus, salary, compensation, accrued vacation, fringe, pension or profit sharing benefits, or severance paid or payable to any employee, director, consultant or independent contractor of Company relating to service with or for the Company at any time prior to the Closing Date.

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j. Disclosure. The Seller warrants that it has disclosed to the Company in this Agreement all material facts related to the transactions contemplated by this Agreement. No representation or warranty of the Seller contained in this Agreement or other agreements and instrument referred to in this Agreement, and no statement contained in any certificate, schedule, list or other writing furnished to Buyer pursuant to the provisions of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

k. SEC Compliance. The Seller warrants that the Company is current on all its filings with the SEC, none of such filings contain a material misstatement or omission, and the Company is in compliance in all material respects with Sarbanes-Oxley and the rules and regulations promulgated thereunder.

5. Representations of Buyer. The Buyer hereby represents to the Seller that the statements in the following paragraphs of this Section 5 are all true and complete as of the Closing:

a. Source of Funds. The Buyer hereby represents that the funds used for the Purchase Price are not the proceeds of, nor are intended for or being transferred in the furtherance of, any illegal activity or activity prohibited by federal or state laws. Such illegal activity may include, but are not limited to, tax evasion; financial misconduct; environmental crimes; activity involving drugs and other controlled substances; counterfeiting; espionage; kidnapping; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the court in a bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the court or government or regulatory official; bribery or any violation of the Foreign Corrupt Practices Act; trading with enemies of the United States; forgery; or fraud of any kind. Buyer further warrant that all transfers of monies will be in accordance with the Money Laundering Control Act of 1986 as amended.

b. Full Power and Authority. The Buyer represents that they have full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

c. Investment Experience. The Buyer understands that purchase of the Control Shares involves substantial risk. The Buyer:

i. has experience as purchasers in securities of companies in the development stage and acknowledges that they can bear the economic risk of Buyer’ investment in the Control Shares;

ii. has such knowledge and experience in financial, tax, and business matters so as to enable the Buyer to evaluate the merits and risks of an investment in the Control Shares and Debt, to protect the Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto; and

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iii. are purchasing for investment intent and without a view towards a distribution.

d. No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement. The Buyer is not relying on any oral or written statements made by the Seller, the Seller’s representatives, employees or affiliates in purchasing the Control Shares.

e. Compliance. The Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the transactions contemplated hereby and all related transactions.

6. Indemnification of Buyer. The Seller shall indemnify and hold harmless the Buyer from and against any losses, damages or expenses which may be suffered or incurred by the Buyer arising from or by reason of the inaccuracy of any statement, representation or warranty of the Seller made herein or any certificate delivered in connection herewith, or the failure of Seller to perform any agreement made by them herein. The Buyer shall give the Seller prior written notice of any claim, demand, suit or action with respect to which indemnity may be sought pursuant to this Section. The Seller, in every such case, shall have the right at its sole expense and cost to participate in contesting the validity or the amount of any such claim, demand, suit or action. In the event that the Buyer suffers loss, damage or expense and is entitled to indemnification under this Section, the amount of any such loss, damage or expense shall be assessed against and shall be paid by the Seller.

7. Indemnification of Seller. The Buyer shall indemnify the Seller and shall hold the Seller harmless, on demand, from and against any losses, damages or expenses which may be suffered or incurred by the Seller arising from or by reason of the inaccuracy of any statement, representation or warranty of the Buyer made herein or in any document or instrument delivered by the Buyer in connection with the transactions herein contemplated, or the failure of the Buyer to perform any agreement or covenant made by it herein or in any document or instrument delivered by Buyer to Seller in connection with the transaction herein contemplated.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the State of Nevada.

9. Term/Survival. The terms of this Agreement shall be effective as of the Effective Date, and shall survive the termination of this Agreement.

10. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

11. Counterparts. This Agreement may be executed in person or electronically in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

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12. Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

13. Ambiguities. Each Party and its counsel have participated fully in the review and revision of this Agreement. The Parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any Party.

14. Costs, Expenses. Each Party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

15. Modifications and Waivers. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the execution of this Agreement, and signed by all the Parties. No waiver of any breach, term, condition or remedy of this Agreement by any Party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy. All remedies, either under this Agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

17. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the Parties with respect to the subject matter hereof.

18. Further Assurances. From and after the date of this Agreement, upon the request of the Buyer or the Seller, the Buyer and the Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

19. Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a. if given by telecopier or email, when transmitted and received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

b. if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

c. if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 19.

[Signature Page Follows]

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In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Seller: Veniamin Minkov

/s/ Veniamin Minkov

Buyer: Low Wai Koon

/s/ Low Wai Koon

Number of Restricted Shares Purchased: 2,000,000

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